UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2008

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On August 27, 2008 the Company issued a press release discussing the filing of a resale shelf registration statement on Form S-3 with the Securities and Exchange Commission.  The registration statement was filed pursuant to the exercise of a demand registration right received by the Company from Madison Dearborn Capital Partners IV, L.P. under the Investor Rights Agreement, dated December 26, 2006, entered into in connection with the merger of its predecessor, GLDD Acquisitions Corp., into a subsidiary of Aldabra Acquisition Corporation on that same date.  Great Lakes will not receive any proceeds from the sale of the shares but will pay the expenses associated with the registration statement.    A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is furnished herewith:

99.1                           Press Release of Great Lakes Dredge & Dock Corporation dated August 27, 2008 announcing the filing of a resale shelf registration statement on Form S-3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date: August 28, 2008	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Great Lakes Dredge & Dock Corporation dated August 27, 2008 announcing the filing of a resale shelf registration statement on Form S-3.